Discontinued Operations	12 Months Ended
Dec. 31, 2013
Discontinued Operations And Disposal Groups [Abstract]
Discontinued Operations

NOTE 3. — DISCONTINUED OPERATIONS

In August 2012, the Company divested its wholly owned Hong Kong subsidiary Pacific Asia Petroleum Limited (“PAPL”) for net cash consideration of $2.4 million and 9.6 million fully paid ordinary shares, net of selling expenses, of Leyshon Resources Limited, a natural resources mining company based in Beijing, China. The Leyshon shares had a fair market value of $1.9 million, and have since been sold.

PAPL held the Company’s interest in the Zijinshan production sharing contract relating to the Zijinshan block in the Shanxi Province of China. Since 2008, the Company engaged in exploration activities on this block in search of coalbed methane and other gas. The Company made a strategic decision to monetize this asset and withdraw from activity in China in order to focus its efforts and capital resources on its core Africa activities.

The Company has reclassified all assets, liabilities and the results of operations for China to discontinued operations for all periods presented.

Results of operations from discontinued operations are as follows (in thousands):

	Years Ended December 31,
	2013	2012	2011
Costs and expenses:
Exploratory expenses	$-	$204	$2,545
Depreciation, depletion and amortization	-	8	53
General and administrative expenses	36	779	1,642
Other income	-	-	(228)
Total costs and expenses	36	991	4,012

Loss before income taxes	(36)	(991)	(4,012)
Income tax expense	-	-	-
Net loss before noncontrolling interests	(36)	(991)	(4,012)

Noncontrolling interests	-	8	90
Net loss	$(36)	$(983)	$(3,922)

Assets and liabilities of discontinued operations are as follows (in thousands):

As of December 31,
2013
Other assets	$36
Total assets	$36